UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 27, 2009
Date of Report (Date of earliest event reported)
URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East “E” Street PO Box 50850
Casper, Wyoming, USA	85605

(Address of principal executive offices)	(Zip Code)
(307) 265-8900
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On October 27, 2009, the Registrant entered into a warrant indenture (the “Warrant Indenture) with Corporation Stock Transfer, Inc., as warrant agent (the “Warrant Agent”) for certain of the Registrant’s warrants issued in a public offering of units of the Registrant in the United States under the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-160504) (the “Registration Statement”), including a base prospectus dated August 21, 2009, as supplemented by a prospectus supplement dated October 22, 2009, and in each of the provinces of Canada, except Quebec, pursuant to an multi-jurisdictional disclosure system (“MJDS”) base prospectus dated August 26, 2009 and an MJDS prospectus supplement dated October 22, 2009. Each unit consists of one share of common stock, $0.001 par value per share, and one half of one common share purchase warrant, at a price per Unit of US$2.00. Each whole warrant (“Warrant”) is exercisable to purchase one additional share of common stock of the Company at a price of US$3.00 per share of common stock, subject to adjustment and early termination, for a period of 30 months following the closing of the Offering.
The Warrant Indenture provides for the terms and conditions governing the Warrants. In material part, the Warrant Indenture provides that, in the event that the Registrant’s shares of common stock trade in the United States at a closing price of greater than US$3.50 per share for a period of 20 consecutive trading days at any time following the closing of this offering, the Registrant may accelerate the expiry date of the Warrants by giving notice via a press release to the holders thereof and in such case the Warrants will expire on the 30th day after the date on which such notice is given by the Registrant.
Further, the Warrant Indenture provides for adjustment in the number of shares of common stock issuable upon the exercise of the Warrants and/or the exercise price per share of common stock upon the occurrence of certain events. The Warrant Indenture also provides for adjustment in the class and/or number of shares of common stock issuable upon the exercise of the Warrants and/or exercise price per share of common stock in the event of other certain events, including re-classification, consolidation, amalgamation, arrangements, merger, or all or substantially all of the Registrant’s assets or property.
This summary of the Warrant Indenture is qualified in its entirety by reference to the Warrant Indenture filed herewith as Exhibit 4.1 and incorporated into this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure
On October 27, 2009, the Registrant issued the attached press release relating to the closing of its public offering of units in the United States and Canada.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, which is incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
The following exhibit is incorporated by reference as an exhibit into the Registrant’s Registration Statement on Form S-3 (Registration No. 333-160504).

Exhibit No.	Description
4.1	Warrant Indenture, dated October 27, 2009
The following exhibit is furnished to, not filed with, the Commission pursuant to Item 7.01 above.

Exhibit No.	Description
99.1	Press Release, dated October 27, 2009

SIGNATURES
In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANERZ ENERGY CORPORATION
DATE: October 27, 2009	By:	/s/ “Sandra R. MacKay”
Sandra R. MacKay
Corporate Secretary